Financial Instruments	12 Months Ended
Aug. 31, 2011
Financial Instruments [Abstract]
Financial Instruments
(8)    Financial Instruments

The Company uses derivative instruments to manage its interest rate exposure associated with some of its fixed-rate borrowings.  The Company does not use derivative instruments for trading or speculative purposes.  All derivative instruments are recognized in the Consolidated Balance Sheets at fair value.  The Company designates interest rate swaps as fair value hedges of fixed-rate borrowings.  For derivatives designated as fair value hedges, the change in the fair value of both the derivative instrument and the hedged item are recognized in earnings in the current period.  At the inception of a hedge transaction, the Company formally documents the hedge relationship and the risk management objective for undertaking the hedge.  In addition, it assesses both at inception of the hedge and on an ongoing basis whether the derivative in the hedging transaction has been highly effective in offsetting changes in fair value of the hedged item and whether the derivative is expected to continue to be highly effective.  The impact of any ineffectiveness is recognized currently in earnings.

Counterparties to derivative financial instruments expose the Company to credit-related losses in the event of nonperformance, but the Company regularly monitors the creditworthiness of each counterparty.

Fair Value Hedges

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk, are recognized in interest expense on the Consolidated Statement of Earnings.

In January 2010, the Company terminated its existing one-month future LIBOR swaps that converted $1,300 million of its 4.75% fixed rate debt to floating.  Upon termination, the Company received payment from its counterparty that consisted of accrued interest and an amount representing the fair value of the swaps.  The related fair value benefit attributed to the Company’s debt continues to amortize over the life of the debt, which matures on August 1, 2013.  The Company then entered into six-month LIBOR in arrears swaps with two counterparties.

In May 2011, the Company entered into interest rate swaps with two counterparties converting $250 million of its 5.25% fixed rate notes to a floating interest rate based on the six-month LIBOR in arrears plus a constant spread.  The swap termination date coincides with the notes maturity date, January 15, 2019.

The notional amounts of derivative instruments outstanding at August 31, 2011 and 2010, were as follows (in millions):

	2011	2010
Derivatives designated as hedges:
Interest rate swaps	$1,550	$1,300

The changes in fair value of the notes attributable to the hedged risk are included in long-term debt on the Consolidated Balance Sheets (see Note 7) and amortized through maturity.  At August 31, 2011 and 2010, the Company had net unamortized fair value changes of $57 million and $51 million, respectively.

The fair value and balance sheet presentation of derivative instruments at August 31, 2011, were as follows (in millions):

	Location in Consolidated Balance Sheet	2011	2010
Asset derivatives designated as hedges:
Interest rate swaps	Other non-current assets	$63	$44

Gains and losses relating to the ineffectiveness of the Company’s derivative instruments are recorded in interest expense on the Consolidated Statement of Earnings.  The Company recorded a $1 million gain in both fiscal years 2011 and 2010.